Exhibit 99.1

Bellicum Pharmaceuticals, Inc.
3730 Kirby Drive, Ste. 120
Houston, TX 77098
(281) 454-3424

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE RECONVENED ON FEBRUARY 20, 2024

Notice is hereby given that the special meeting of stockholders of Bellicum Pharmaceuticals, Inc., a Delaware corporation (“Bellicum,” “we,” “us” or “our”), originally convened and adjourned on January 24, 2024, will be reconvened virtually on February 20, 2024, at 8:00 a.m. Pacific Time via live audio webcast on the Internet at https://www.viewproxy.com/BLCM/2024/, for the following purposes:

1.       To adopt and approve the Asset Purchase Agreement, dated November 21, 2023 (such agreement, as amended on December 8, 2023 pursuant to that certain Amendment No. 1 to Asset Purchase Agreement and as it may be further amended, modified or supplemented from time to time, the “Asset Purchase Agreement”), by and among Bellicum and The University of Texas M. D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“MDACC”), providing for the sale to MDACC of certain assets, including all rights to each program of research and development related to (a) CaspaCIDe (inducible caspase-9), the Rimiducid-inducible safety switch designed to abrogate high-grade adverse events associated with genetically-modified cell therapies, (b) inducible MyD88/CD40 (iMC), the Rimiducid-inducible activation switch designed to enhance effector cell proliferation and persistence and to resist exhaustion and inhibitory signals, (c) dual-switch GoCAR-T, incorporating both iMC and a modified rapalog-inducible caspase-9 safety switch, and (d) Rimiducid (the “Asset Sale”), which may be deemed under Delaware law to be a sale of substantially all of our assets, and the consummation of the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”).

2.       To approve, subject to approval of Asset Sale Proposal, the liquidation and dissolution of Bellicum in accordance with Section 275 of the Delaware General Corporation Law (the “Dissolution”) and pursuant to the Plan of Dissolution which, if approved, will authorize Bellicum to liquidate and dissolve in accordance with the Plan of Dissolution (the “Dissolution Proposal”).

Stockholders will need the control number on your proxy card to attend, vote and otherwise participate at the reconvened special meeting. If you are a beneficial owner who does not have a control number, you should contact your broker, bank or other nominee regarding instructions to attend the reconvened special meeting.

We previously provided the Information Statement of Bellicum Pharmaceuticals, Inc. dated December 14, 2023 (the “information statement”) to our stockholders of record as of December 13, 2023, which provided detailed information about the originally convened special meeting, the Asset Purchase Agreement, the Amendment to Asset Purchase Agreement and the Asset Sale, and the Plan of Dissolution and the Dissolution. Copies of the Asset Purchase Agreement, the Amendment to Asset Purchase Agreement and the Plan of Dissolution are attached as Annex A-1, Annex A-2 and Annex B, respectively, to such information statement, which can be accessed at the following web address: https://www.sec.gov/Archives/edgar/data/1358403/000153949723002188/exh99-1.htm. Such information statement and the attachments thereto are incorporated herein by reference, other than any information therein relating to (i) the quorum requirements for, (ii) the record date and date and time of, (iii) the means of remote communication to access, and (iv) and the granting and revocation of proxies with respect to, the reconvened special meeting, which are addressed by this notice. We urge you to read such information statement and attachments carefully. If you need assistance accessing the information statement, including its annexes, please contact Alliance Advisors LLC at (844) 984-3716, which is a dedicated line for Bellicum’s stockholders.

The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of our capital stock entitled to vote at the reconvened special meeting constitutes a quorum for the transaction of business thereat and the approval of each of the Asset Sale Proposal and the Dissolution Proposal requires the affirmative vote of the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon. At the originally convened session of the special meeting, although the proxies we received and voting “for” each of the Asset Sale Proposal and the Dissolution Proposal exceeded the proxies we received and voting “against” or “abstaining” with respect to each such proposal, we did not receive valid proxies (i) from the requisite number of stockholders to establish a quorum at the special meeting and (ii) authorizing the proxyholders to, in the aggregate, vote a majority of the voting power of the outstanding shares of our capital stock entitled to vote thereon in favor of each of the Asset Sale Proposal and the Dissolution Proposal. Therefore, as contemplated by the information statement, we adjourned the special meeting and our Board of Directors authorized and issued the Super-Voting Share (as defined in the information statement), which is designated as Series A Junior Preferred Stock, to Richard A. Fair. The Super-Voting Share entitles the holder thereof to cast on each matter submitted for stockholder approval at the special meeting a number of votes equal to the number of shares of Common Stock outstanding on the record date, provided that the holder casts such votes in manner that is proportionate to the manner in which all shares of Common Stock present, in person or by proxy, at the special meeting are voted with respect to such matter, such that, the votes cast by the Super-Voting Share shall reflect the voting results with respect to “shares voted for,” “shared voted against,” and “shares abstained” (if any) proportionate to such aggregate voting results of the Common Stock present, in person or by proxy, on such matter. The Board thereafter set a new record date for the reconvened meeting. Only stockholders of record as of the close of business on January 29, 2024, are entitled to notice of and to vote at the reconvened special meeting (the “new record date”).

As of the close of business on the new record date there were 11,901,026 shares of Common Stock outstanding and one share of Series A Junior Preferred Stock outstanding (which generally entitles the holder thereof to cast 11,901,026 votes), meaning that the holders of outstanding stock entitling such holders to cast, in the aggregate, 11,901,027 votes at the special meeting must be present, in person or by proxy, at such meeting to establish a quorum.

Bellicum’s Board of Directors continues unanimously to recommend, on behalf of Bellicum, that you vote: (1) “FOR” the approval of the Asset Sale Proposal; and (2) “FOR” the approval of the Dissolution Proposal.

Your vote is important regardless of the number of shares of Bellicum’s capital stock that you own. Although the issuance of the Super-Voting Share will likely result in a majority of the outstanding voting power of Bellicum’s capital stock being cast on each proposal, because such stock must be voted in proportion to the Common Stock (as described above), in order for such proposals to be approved, the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, at the reconvened special meeting must vote “FOR” such proposals. Accordingly, you are requested to vote your shares of Bellicum capital stock by proxy promptly by either (a) using the toll-free number as described in the proxy card attached hereto as Annex A, (b) using the Internet as described in the enclosed proxy card or (c) by completing, signing, and promptly mailing the proxy card in the postage-paid envelope provided, whether or not you plan to attend the special meeting. Voting in any of these ways will not prevent you from voting your shares at the reconvened special meeting if you subsequently choose to attend.

If you previously submitted a proxy for the special meeting of stockholders as originally convened on January 24, 2024, which proxy has not subsequently been revoked, and are a holder of record on the new record date, we intend to vote those proxies, covering all shares of our capital stock that you are entitled to vote as of the new record date, at the reconvened special meeting as specifically instructed through your proxy or, if no direction was given, “FOR” each of the Asset Sale Proposal and the Dissolution Proposal. If you are a stockholder of record as of the new record date, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (i) signing another proxy card with a later date and returning it to us prior to the special meeting; (ii) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (iii) delivering a written notice of revocation to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, TX 77098, by 11:59 p.m. Pacific Time on February 19, 2024; or (iv) attending the special meeting and voting thereat.

If you are a stockholder of record on the new record date, in order to attend the reconvened special meeting, you must register at https://www.viewproxy.com/BLCM/2024/ by 11:59 ET on February 18, 2024. On the day of the reconvened special meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you receive via email in your registration confirmation. If you previously so registered for the originally convened special meeting you must register again for the reconvened special meeting.”

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. We intend to ask your bank, broker or other nominee to vote your shares in accordance with any previously-delivered voting instruction form, but we cannot guarantee that your bank, broker or other nominee will vote your shares with respect to any of the proposals if you do not submit a new voting instruction form for the reconvened meeting. You should contact your bank, broker or other nominee to determine whether your bank, broker or other nominee will vote your shares at the reconvened special meeting as previously directed with respect to the originally convened special meeting, for directions as to how to change or revoke any prior voting instructions, and for any requirement to obtain a “legal proxy”, which is necessary for a beneficial owner to vote at the reconvened special meeting. As an alternative to contacting your bank, broker or other nominee to coordinate, or ask questions regarding, the voting of your shares, you may call Alliance Advisors, LLC with any questions at (844) 984-3716, which is a dedicated line for Bellicum’s stockholders.

/s/ Richard A. Fair

Richard A. Fair

President and Chief Executive Officer

Dated: January 30, 2024

Annex A

Proxy Card

PROXY BELLICUM PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 SPECIAL MEETING OF STOCKHOLDERS TO BE RECONVENED ON FEBRUARY 20, 2024 The stockholder(s) hereby appoint(s) Richard A. Fair and Charles Grass, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Bellicum Pharmaceuticals, Inc. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be reconvened at 8:00 a.m. PT on February 20, 2024 and any additional adjournment or postponement thereof. The reconvened Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/BLCM/2024 by 11:59 p.m. ET on February 18, 2024. On the day of the reconvened Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. If you previously submitted a proxy for the special meeting of stockholders as originally convened on January 24, 2024, which proxy has not subsequently been revoked, we intend to vote those proxies, covering all shares of our capital stock that you are entitled to vote as of the new record date, at the reconvened special meeting as specifically instructed through your proxy or, if no direction was given, “FOR” each of the Asset Sale Proposal and the Dissolution Proposal. You may change your vote or revoke your proxy at any time before it is voted at the special meeting by signing another proxy card with a later date and returning it to us prior to the special meeting or following the instructions set forth in the Notice of Special Meeting of Stockholders to be Reconvened on February 20, 2024. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Notice of Special Meeting of Stockholders to be Reconvened on February 20, 2024. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 SPECIFICALLY DESCRIBED IN THE INFORMATION STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. (Continued and to be marked, dated, and signed on the other side) ? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. • Important Notice Regarding the Availability of Proxy Materials for theSpecial Meeting of Stockholders to be held on February 20, 2024: The Information Statement is available at: http://www.viewproxy.com/BLCM/2024

Please mark your votes like this your votes like this ? The Board of Directors unanimously recommends a vote “FOR” the approval of the Asset Sale Proposal; and (2) “FOR” the approval of the Dissolution Proposal. Proposal 1. To adopt and approve the Asset Purchase Agreement, dated November 21, 2023, as amended on December 8, 2023 (such agreement, as it may be further amended, modified, or supplemented from time to time, the “Asset Purchase Agreement”), by and among the Company and The University of Texas M. D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“MDACC”), providing for the sale to MDACC of certain assets, including all rights to each program of research and development related to (a) CaspaCIDe (inducible caspase-9), the Rimiducid-inducible safety switch designed to abrogate high-grade adverse events associated with genetically-modified cell therapies, (b) inducible MyD88/CD40 (iMC), the Rimiducid-inducible activation switch designed to enhance effector cell proliferation and persistence and to resist exhaustion and inhibitory signals, (c) dual-switch GoCAR-T, incorporating both iMC and a modified rapalog-inducible caspase-9 safety switch, and (d) Rimiducid, which may be deemed under Delaware law to be a sale of substantially all of our assets and the consummation of the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal” or “Proposal 1”). DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ? VIRTUAL CONTROL NUMBER FOR ? AGAINST ? ABSTAIN ? Proposal 2. To approve, subject to approval of Proposal 1, the liquidation and dissolution of Bellicum in accordance with Section 275 of the Delaware General Corporation Law and pursuant to the Plan of Dissolution (the “Plan of Dissolution”) which, if approved, will authorize Bellicum to liquidate and dissolve in accordance with the Plan of Dissolution (the “Dissolution Proposal” or “Proposal 2”). FOR ? AGAINST ? ABSTAIN ? Note: To transact such other business as may properly come before the meeting as determined in the discretion of the proxies. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date Signature Signature (Joint Owners) ? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. • VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/BLCM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.